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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            ------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

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Date of Report
(Date of earliest event reported):                         February 17, 2000
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                         INTERMEDIA COMMUNICATIONS INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)



       Delaware                                              59-2913586
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(State or other jurisdic-                                (I.R.S. Employer
 tion of incorporation or                                Identification No.)
 organization)

                                    0-20135
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                            (Commission File Number)



3625 Queen Palm Drive, Tampa, Florida                              33619-1309
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(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code (813) 829-0011
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Item 5.  Other Events

         On February 17, 2000, Intermedia Communications Inc. ("Intermedia") issued the press release attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

     Exhibit 4.1 Certificate of Designation for the 7% Series G Junior Convertible Participating Preferred Stock.

     Exhibit 4.2 Warrant Agreement, dated February 17, 2000, among Intermedia and ICI Ventures LLC.

     Exhibit 4.3 Warrant Agreement, dated February 17, 2000, among Intermedia and ICI Ventures LLC.

     Exhibit 4.4 Registration Rights Agreement, dated February 17, 2000, among Intermedia and ICI Ventures LLC.

     Exhibit 10.1 Purchase Agreement, dated January 11, 2000, among Intermedia and ICI Ventures LLC.

     Exhibit 99.1    Press Release, dated February 17, 2000.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: February 18, 2000

                                       INTERMEDIA COMMUNICATIONS INC.
                                             (Registrant)



                                       By: /s/   RAYMOND L. LAWLESS
                                          -----------------------------
                                          Name:  Raymond L. Lawless
                                          Title: Vice President, Finance
                                                 and Treasurer




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                                 EXHIBIT INDEX
Exhibit                                                                     Page
  No.           Description                                                  No.
-------         -----------                                                 ----

4.1             Certificate of Designation for the 7% Series G
                Junior Convertible Participating Preferred Stock.

4.2             Warrant Agreement, dated February 17, 2000, among
                Intermedia and ICI Ventures LLC.

4.3             Warrant Agreement, dated February 17, 2000, among
                Intermedia and ICI Ventures LLC.

4.4             Registration Rights Agreement, dated February 17,
                2000, among Intermedia and ICI Ventures LLC.

10.1            Purchase Agreement, dated January 11, 2000, among
                Intermedia and  ICI Ventures LLC.

99.1            Press Release, dated February 17, 2000.



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